Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director and Officer

The undersigned director and officer of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint David P. Radloff the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and officer of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of December, 2010.

/s/ Wayne M. Fortun
Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Officer

The undersigned officer of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of December, 2010.

/s/ David P. Radloff
David P. Radloff

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Martha Goldberg Aronson
Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Mark A. Augusti
Mark A. Augusti

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ W. Thomas Brunberg
W. Thomas Brunberg

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of December, 2010.

/s/ Gary D. Henley
Gary D. Henley

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Richard B. Solum
Richard B. Solum

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and David P. Radloff, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 26, 2010 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2010.

/s/ Thomas R. VerHage
Thomas R. VerHage